Exhibit 99.1

Investor Presentation September 2011

2 Notice To Investors This presentation contains "forward-looking statements" within the meaning of the federal securities laws. These statements reflect management's current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements. Factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; the opportunities (or lack thereof) that may be presented to us and that we may pursue; fluctuations in costs and expenses including development costs; demand for new housing, including impacts from mortgage credit availability; lengthy and uncertain entitlement processes; cyclicality of our businesses; accuracy of accounting assumptions; competitive actions by other companies; changes in laws or regulations; and other factors, many of which are beyond our control. Except as required by law, we expressly disclaim any obligation to publicly revise any forward-looking statements contained in this presentation to reflect the occurrence of events after the date of this presentation. This presentation includes Non-GAAP financial measures. The required reconciliation to GAAP financial measures can be found as an exhibit to this presentation and on our website at www.forestargroup.com.

3 I. Forestar Overview

Strategically located in key growth regions and active oil and gas basinsFocused strategy to deliver the greatest value from real estate and natural resourcesExperienced management team with proven ability to deliverStrong balance sheetDisciplined investment approach; well positioned to capitalize on growth opportunities The Forestar Difference 4

Our Strategy - The Dimensional Land Modeltm 5 Forestar is a real estate and natural resources company with a strategy focused on maximizing the value of its assets by:Recognizing and responsibly delivering the greatest value from every acreGrowing through strategic and disciplined investments

603,000 net mineral acres principally located in TX, LA, AL, and GA 30,000 acres held by oil and natural gas production 64,000 acres leased 509,000 acres available for lease1,600,000 acres of water interest (includes a 45% non-participating royalty interest from approximately 1.4 million acres in TX, LA, GA & AL)17,800 acres of groundwater leases in central Texas 167,000 acres of low-basis land151,000 real estate acres generating fiber growth and sales96 total projects located in 7 states and 12 markets16 projects, representing 27,590 acres, currently in entitlement process5 significant commercial and income producing assets Broadstone Memorial - Multifamily (Houston, TX) Radisson Hotel (Austin, TX) Palisades West - Commercial office (Austin, TX) Las Brisas - Multifamily (Austin, TX) Ridge at Ribelin Ranch - Multifamily (Austin, TX) (under construction) Delivering The Greatest Value From Every Acre 6 Note: Information as of Q2 2011 and excludes 50,000 acres of timberland sold to Plum Creek in August 2011 Includes ventures. Page

CREATION REALIZATION Real EstateGreatest Value Development Entitled Entitle Timberland Pipeline (Acres) 1 Activity - Uses Financials 2 2,00062 projects 1,062 acres - 3,105 lots 775 commercial acres $50K per lot$90K per acre(avg sales price) 14,00018 projects Approved uses, ready for development High Value Creation 28,00016 projects Planned Lifestyle Communities Low BasisLow Cost 123,000 Timberland SalesFiber SalesRecreational Leases $2K per acre(avg sales price) 167,000 Total Real Estate Acres - 96 Projects 167,000 Total Real Estate Acres - 96 Projects 167,000 Total Real Estate Acres - 96 Projects 1 Acres as of Q2 2011; Includes ventures. Excludes 50,000 acres of timberland sold to Plum Creek in August 2011.2 Based on 2010 actual sales. 7 Delivering the Greatest Value from Every Acre

MineralsGreatest Value Pipeline(Acres) 1 Terms - Activity Financials 30,000 25% - 27% Royalty and Working Interest 501 Wells 2 Cash Flow = $77mm3 64,000 3 - 5 year termDelay rentalsDrilling requirements $250 - $1,500 per acre lease rate 68,000 Seismic, Ventures and Prospects Up to $100 per acreKnowledge gain 441,000 Market and promote through multiple channels Low BasisLow Cost 603,000 Total Net Mineral Acres 603,000 Total Net Mineral Acres 603,000 Total Net Mineral Acres Production - Reserves Lease - Bonus Explore Market - Promote 1 Acres as of Q2 2011; includes ventures2 Wells owned and operated by third party lessees / operators as of Q2 20113 Undiscounted future net cash flows before income taxes as of YE 2010 8 Delivering the Greatest Value from Every Acre

FIBER & RECREATIONAL LEASING: RECURRING CASH FLOWS

- Forestar manages 151,000* acres of timber
- Harvests and sells pulpwood and sawtimber
  - Primarily to Temple-Inland's Rome, Georgia mill complex, at market prices
  - 537,000 tons harvested during 2010
- Leases timberland for recreational purposes
  - 1 year term; can be terminated with 30 days' notice
  - Leases do not inhibit Forestar's ability to harvest timber
  - 147,000* acres leased as of Q2 2011



Note: Includes ventures

* Excludes 17,000 acres of timberland under lease and 50,000 acres of timberland sold to Plum Creek in August 2011

PAGE 9

COMPELLING OPPORTUNITY: GROUND WATER

- Forestar owns 1.6 mm acres of water interests
  - Includes a 45% nonparticipating royalty interest in groundwater produced or withdrawn for commercial purposes or sold from approximately 1.4 mm acres in Texas, Louisiana, Georgia and Alabama
- In 2010, Forestar acquired water resources company with central Texas groundwater leases for $12 mm
  - 17,800 acres; 45,000 acre feet / year – estimated sustainable production
  - Acquisition provides:
    - Talent, history and platform for growth
    - Access to I-35 growth corridor


Dallas
Fort Worth
Waco
35
Austin
Houston
San Antonio
45% non-participating royalty interest in approximately 1.4 million acres
East Texas water rights owned 100% by Forestar
Central Texas water rights leased by Forestar

No significant investment in water resources during last 40 years - groundwater will be important

PAGE 10

11 II. Key Investment Highlights

Low-Basis Assets Well Located In Key Growth Regions 12 Strategically located in some of the healthiest U.S. markets & economies Los Angeles 2 - $13.7 Tampa 3 - $4.0 Atlanta 32 - $107.1* Oakland 1 - $8.8 Kansas City 1 - $2.9 Dallas/Ft. Worth 17 - $95.9 Austin 16 - $117.1 San Antonio 4 - $101.8 Houston/Gulf Coast 15 - $128.4 Salt Lake City 1 - $0.6 Denver 4 - $30.2 *Excludes $16.5 mm of land basis related to sale of 50,000 acres of timberland to Plum Creek in August 2011 Note: Projects and investments as Q2 2011 (includes ventures) MSA performance based on Employment, Gross Metropolitan Product (GMP) and House Price Index. $ in milions Source: Brookings Institute

(CHART) (CHART) Texas Markets Outperforming Over 70% of Real Estate Investment Located in Texas >12% 13 Source: Moody's Economy.com and Zelman & Associates, data as of Q2 2011 Texas forecasted job growth almost 2x national average Texas voted #1 state for businesses:Taxes and regulationQuality of living and workforceTort reform 13

TEXAS MARKETS OUTPERFORMING
OVER 70% OF REAL ESTATE INVESTMENT LOCATED IN TEXAS


Delinquency / Foreclosure
Austin
San Antonio
Texas
Denver
Dallas
Houston
U.S. Average
Los Angeles
Atlanta
Phoenix
Las Vegas
>16%
0.0%
4.0%
8.0%
12.0%
16.0%

Texas house prices didn't get overheated

- Minimal supply constraints
- Limited equity withdrawal


Months of Inventory
San Antonio
Dallas
Houston
Texas
Austin
Phoenix
U.S. Average
Atlanta
Denver
Las Vegas
>25.0
5.0
7.0
9.0
11.0
13.0
15.0

New home inventories in balance with very low sales velocity

Low absolute inventories

Source: Moody's Economy.com , Zelman & Associates, and Metrostudy data as of Q2 2011

PAGE 14

Retaining Value Through the Downturn (CHART) Note: Includes ventures. 15 15

16 Creating Value: Cibolo Canyons, San Antonio Residential Commercial Resort and Golf Course Project Economics Mitigation 1,400 planned lots - 679 Sold1Multiple builders 1st and 2nd move-up, custom Empty nester / active adult / condo 220 acres - 68 sold1Multifamily and retail JW Marriott's largest resort1,002 rooms265,000 sq.ft. meeting space42,000 sq.ft. clubhouse26,000 sq.ft. spaTwo TPC championship golf courses Forestar contributed 700 acres and $43 million Economic development agreement includes:Receipt of 9% hotel revenues and 1.5% sales from resort through 2034 ($2.6 million received as of Q2 2011)Special improvement district reimbursements ($36.6 million pending reimbursement as of Q2 2011)2 760 acre conservation easement 1 Lot and acre sales as of Q2 2011.2 Excluding interest.

DELIVERING THE GREATEST VALUE: CIBOLO CANYONS

	Through Q2 2011	Estimated Future Activity
Residential	679 lots sold @ > $65,000/lot	~ 736 lots remaining
Commercial	68 acres sold @ $95,700/acre	~ 153 acres remaining
Special Improvement District	Invested $43 million in resort Received $20.8 million in reimbursements from district	Receipt of 9% HOT revenues and 1.5% sales revenues from resort through 2034 $36.6 million in existing approved district reimbursements* $30-35 million expected future submissions for district reimbursement
Development	Invested over $84 million in real estate development	Investment of $50-55 million in future development


Estimated Project Cumulative Cash Flows**
Cumulative Negative Cash Flow
Cumulative Positive Cash Flow
YE 2009
Future

*Excludes interest. **Actual results may vary.

PAGE 17

ATLANTA: LOW-BASIS ASSETS WITH LONG-TERM VALUE

The Dimensional Land Model, combined with the benefits of low-basis assets, provides Forestar with significant, long-term competitive advantage.



Undeveloped Land
83,500 acres



In Entitlement:
12 projects & 23,000 acres
Entitled:
16 projects & 6,400 acres
that include:



4,100 residential lots



750 commercial acres



165,000 net mineral acres



6,000 potential mitigation acres


Metro Atlanta
Calhoun
Adairsville
Rome
Cartersville
Cedartown
Canton
Jasper
Dahlonega
Cornelia
Commerce
Athens
Monroe
Villa Rica
Bremen
Carrollton
Jackson
Barnesville
Thomaston
LaGrange
Cobb
Gwinnett
Oconee NF
Talladega NF

- Forestar
- Projects In Entitlement
- Ironstob Venture
- Entitled Projects
- TEMCO
- 75 Mile Atlanta Radius

- 9th largest metropolitan statistical area in the U.S.
- Population of 5 million expected to double by 2025
- Historical leader in new building permit activity
- Home to 12 Fortune 500 companies
- One of the top-five centers of higher learning
- Location of the world's busiest airport

Note: Information as of Q2 2011 and excludes 50,000 acres of timberland sold to Plum Creek in August 2011

PAGE 18

Real Estate Pipeline Well Positioned For Recovery 19 * Excludes 50,000 acres of undeveloped land which were sold to Plum Creek in August 2011** Includes 5 commercial and income producing properties. EXCEL SOURCE range $C$6:$H$26 copied at 05- Jun-11 11:59:54: STARACRE\Roadshow\Back up\02 Real Estate Pipeline.xlsx (Sheet1) Real Estate Undeveloped* In Entitlement Process Entitled Developed and Under Development Total Acres Undeveloped Land Owned 116,369 123,327 Ventures 6,958 123,327 Residential Owned 24,867 8,290 563 38,628 Ventures --- 4,409 499 38,628 Commercial Owned 2,723 1,120 551 5,072 Ventures --- 454 224 5,072 Total Acres 123,327 27,590 14,273 1,837 167,027 Estimated Residential Lots Estimated Residential Lots 25,098 3,105 28,203 Projects Projects 16 18 62** 96 In addition, Forestar owns a 58% interest in a venture which controls over 16,000 acres of undeveloped land in Georgia with minimal investment

FORESTAR MINERALS LOCATED IN ACTIVE BASINS

- Texas and Louisiana represent 36% of total oil and gas reserves and resource volume in the Continental U.S.
- Forestar mineral ownership (net mineral acres) as of Q2 2011[1]:

Texas:	252,000	Georgia:	165,000
Louisiana :	144,000	Alabama:	40,000


San Juan Basin
Raton Basin
Anadarko Basin
Woodford
Fayetteville
Chattanooga
Palo Duro Basin
Ardmore Basin
Bend
Arkoma Basin
Woodford-Caney
Black Warrior Basin
Conasauga
Floyd-Neal
Valley and Ridge Province
Permian Basin
Ft. Worth Basin
Texas-Louisiana-Mississippi Salt Basin
Barnett-Woodford
Marfa Basin
Haynesville
Gulf Coast Basin
Maverick Sub-Basin
Pearsall-Eagle Ford
Eagle Ford
Rio Grande Embayment
Shale Gas Plays
Basins
Forestar

Target Formations

East Texas and Gulf Coast Basins

- Frio / Hackberry
- Yegua / Cockfield
- Wilcox
- Austin Chalk
- Rodessa
- James Lime
- Pettit (Sligo)
- Travis Peak (Hosston)
- Cotton Valley
- Bossier
- Haynesville

Fort Worth Basin

- Barnett Shale

Source: Energy Information Agency and Oil and Gas Investor
Note: Barnett Shale acreage held in a venture
[1] Excludes 2,000 net mineral acres located in California, Colorado and Indiana.

PAGE 20

YTD 2011 EAST TEXAS BOSSIER-HAYNESVILLE DRILLING ACTIVITY

Bossier–Haynesville Activity In East Texas*:

- As of Q2 2011, 31 rigs in the area (all drilling Bossier-Haynesville wells)
- 86 wells drilled YTD Q2 2011 and 85 wells awaiting completion

Illustrative Economics: Gross Potential Royalty Interest Per Well [1] ($mm)

Total Well Production (Bcfe)	Price ($ / Mbtu) $3.00	$4.00	$5.00
3.0	$2.3	$3.0	$3.8
6.0	4.5	6.0	7.5
9.0	6.8	9.0	11.3
12.0	9.0	12.0	15.0


Shelby
Nacogdoches
San Augustine
Sabine
Angelina
Sabine
Trinity
Kodiak 1H – Crimson Expl.
8.82 MMCFD on 15/64 Ck
West Spoon GU 1H
Chesapeake Operating
Waiting on Completion
Bengal 1H – Crimson Expl.
4.20 MMCFD on 18/64 Ck
Teal Unit 1H
EOG Resources
Waiting on Completion
Forestar 1
Leor Exploration
Waiting on Completion
Acres Leased
Available for Lease
Held by Production
Haynesville Well Permits
Haynesville Drilling Activity
Producing Bssr-Hysv Wells
Waiting on Completion
Forestar Royalty Interest

Note: Shaded area represents the total area of Bossier-Haynesville formation activity

Note: Wells owned by third-party lessee / operator

** East Texas area includes Shelby, Sabine, San Augustine, Nacogdoches & Angelina counties*

[1] Assumes 25% royalty interest; illustrative royalty interests over the life of the well

PAGE 21

2011 LOUISIANA MINERALS ACTIVITY – OIL FOCUSED



N
VERNON
LOUISIANA
BEAUREGARD
ALLEN
JEFFERSON DAVI
CALCASIEU

YTD Q2 2011 Activity

Leasing:

- 7,400 acres leased (including Texas)
- $289 / acre

Seismic & Exploration Agreements:

- 60,000 net mineral acres

Acres Leased Q2 2011	Purple
Acres Leased Prior to Q1	Green
Available for Lease	Yellow
Held by Production	Black
Seismic Option	Blue
Exploration Agreements	Orange

Significant Operators - Louisiana

Anadarko, devon, Goodrich Petroleum Corporation, El Paso, Swift Energy Company, Mid-State Petroleum, Inc.

67,000 net mineral acres "put in play" in 2011*

* Includes leases, seismic and exploration agreements

Note: Wells owned by third-party lessee / operator

PAGE 22

23 III. Growth Opportunities

Near-Term Growth Opportunities BUSINESS OPPORTUNITY Leverage Forestar's experience, assets, and resources to generate fees, returns, and promoted interests from value created and realized. Well-positioned to capitalize on growth opportunities created by housing market dislocation and distress Focus on investments that "prove-up" the value of our assets and meet return requirements. Multifamily Community Development Natural Resources - Minerals, Fiber, and Water Page 24

STRATEGIC MARKETS AND UNDERWRITING CRITERIA

Forestar Target Markets

- Atlanta
- Charlotte
- Raleigh
- Dallas
- Austin
- San Antonio
- Houston



County Density Change

2000 - 2030 (people per square mile)

Lowest					*Highest*
< -0.2	-0.2 -1.5	1.5 - 6.5	6.5 - 17	17 - 54	. 54

Forestar Market Underwriting Criteria

- Economic health and vitality
- Business climate
- Job growth
- Quality of life
- Education / talent
- Population growth
- Inventory condition

Source: Woods & Poole

PAGE 25

Disciplined Investing 26 1 Costs include pro forma interest carry.Note: For illustrative purposes only and not a guarantee of future performance. Real estate acquisition and development activity is driven by Return on Cost (ROC) discipline, targeted at 35% (including imputed interest) Market underwriting is focused on: Income levels Population and job growth Education ($ in millions) Total Per Acre Revenues Lot Sales $32.9 $114,000 Costs1 Land Development $5.9 $20,200 Development $18.5 $64,000 Total Costs $24.4 $84,200 Profit $8.5 $29,800 Return on Cost 35% Development Example: 288 acres, 819 lots Cumulative Cash Flow Cumulative Cash Flow Time EXCEL SOURCE copied at 28-May-11 06:18:04: \\Ibnjs002vf\staracre\Cumula tive Cash Flow.vsd

Market Conditions Expected to Create Significant Growth Opportunities 27 U.S. Housing Starts (SAAR, Thousand Units) Multifamily well-positioned to benefit from economic recovery Source: IHS Global Insight. EXCEL SOURCE copied at 29-May-11 12:36:34: STARACRE\Roadshow\Back up\01 Housing Starts.xlsx (Chart1)

Recognizing and Creating Value Through Multifamily Financing(60 - 70% LTV) Multifamily business model is to leverage our existing sites and investments with capital from our partners to create and realize value Multifamily Development Ribelin Ranch - Austin, Texas Insert Site Map Units 289 units Total Investment* $30.5 million Forestar Land Basis: $4.5 million Equity Investment *(10 - 20%) Equity Investment(80 - 90%) $ * Will include Forestar's land basis PAGE 28

STRATEGIC AND DISCIPLINED INVESTMENT IN OUR BUSINESS

Acquisition:

- Acquired non-performing bank loan for $21mm
- Secured by a first lien on 900 acres - Discovery at Spring Trails community
- Master-planned, mixed-use development in Houston, Texas MSA near The Woodlands
- Previous owner investment - $49mm
  - Equity $17mm
  - Debt $32mm

Real Estate:

- 1st and 2nd move-up housing - $170k - $400k
- 6 active builders in project
- 900 acres remaining
  - 2,043 remaining lots (including 90 developed lots)
  - 19 commercial acres


Houston, Texas
Harper's Preserve
The Woodlands
ExxonMobil
Campus
DISCOVERY
AT SPRING TRAILS
A CANYON GATE COMMUNITY

Houston, TX MSA

- Solid market fundamentals:
  - 7.1 months of supply - New Home
  - 7.9 months of supply - Existing Home
- Foreclosure Inv. – 1.2% of mortgages
- Positive Job Growth
  - 54,300 jobs created since Q2 2010
- Increased housing affordability

PAGE 29

Key Investment Highlights 30 30 Low-basis portfolio of assets well located in key growth regions Recurring cash flows from real estate and natural resourcesStrong balance sheet Focused development strategy and disciplined investment criteriaWell positioned to take advantage of growth opportunitiesExperienced management team with proven track record